UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2020

SAVE FOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-56100	26-468460
(Commission File Number)	(I.R.S. Employer Identification No.)

Habarzel 7, Tel Aviv, Israel, 6971011

(Address of principal executive offices) (Zip Code)

Tel: +972 72 2116144

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 3.02 Unregistered Sales of Securities Convertible or Exercisable into Equity Securities

As of March 23, 2020, Save Foods, Inc. (the “Company”) entered into a series of convertible loan agreements (each a “CLA”) with certain lenders (the “Lenders”) to sell (i) convertible promissory notes with an aggregate principal amount of US$529,000 (the “Notes”), and (ii) warrants to purchase, in the aggregate, 440,834 shares of the Company’s common stock, par value US$0.0001 (the “Common Stock”) at an exercise price of US$1.20 per share. The outstanding loan amount will mature on the earlier of (i) the third anniversary of each CLA or (ii) a deemed liquidation event (as defined therein), and the Lenders may convert all or any portion of the Notes at any time prior to the one-year anniversary of each issuance into shares of Common Stock at a conversion price of US$1.20 per share. The Notes will bear interest at a rate of 5% per annum. The loan amount represented by the Notes will be repaid to the Lenders according to the following schedule: (i) the principal amount represented by the Notes will be repaid in twenty-four (24) equal monthly installments commencing on the twenty-fifth (25) month following the closing of each CLA, and (ii) the interest accrued on the loan amount will be paid in two (2) bi-annual installments, commencing on the first anniversary of the first payment of that principal amount.

Each of such issuance was exempt from registration under the Securities Act of 1933, as amended, or the Securities Act, in reliance on Section 4(a)(2) of the Securities Act and/or Regulation S under the Securities Act.

Item 9.01 Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Convertible Loan Agreement by and among Save Foods, Inc. and certain lenders listed therein
10.2	Form of Convertible Promissory Note by and among Save Foods, Inc. and those certain lenders that are a party to the Convertible Loan Agreement
10.3	Form of Warrant by and between Save Foods, Inc. and those certain lenders that are a party to the Convertible Loan Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVE FOODS, INC.

	By:	/s/ Dan Sztybel
	Name:	Dan Sztybel
	Title:	Chief Executive Officer

Date: March 23, 2020